Statutory Prospectus Supplement dated November 12, 2021
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus of the Fund listed below:
Invesco Fundamental Alternatives Fund
This supplement amends the Statutory Prospectus for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The information appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks – Foreign Investing” in the prospectus is replaced in its entirety as set forth below:
Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. The Fund has no limit on foreign investments.
O-FALT-STAT-SUP 111221